TXI REPORTS THIRD QUARTER RESULTS

March 27, 2008 - Dallas, Texas - Texas Industries, Inc. (TXI-NYSE) today reported net income for the quarter ended February 29, 2008 of $14.6 million ($.53 per share). For the same period ended February 28, 2007, net income equaled $12.7 million ($.50 per share).

“The commissioning of TXI’s new cement capacity in California is under way and we expect the plant to be fully operational in June of 2008,” stated Mel Brekhus, Chief Executive Officer. “Construction of TXI’s Central Texas cement expansion project is also ramping up and we look forward to the commissioning of that new capacity in about two years. These two projects and the incremental addition of production at our North Texas plant are expected to increase TXI’s total annual cement capacity from today’s 5 million tons to almost 8 million tons over the next several years.”

“Cement segment operating profit - excluding short-term items - was approximately even with that in last year’s quarter,” continued Brekhus. “Once the new cement capacity in California is fully operational, production efficiencies in California should be greatly enhanced. Operating results for the aggregate and consumer products business segments improved during the third quarter, reflecting both better weather and our efforts to improve efficiencies and margins. In fact, operating profit for the aggregate segment during the first nine months of the current fiscal year has increased by 35% compared to the same period last year and operating profit for the consumer products segment has increased by 80%.”

The Texas economy continues to generate a solid overall level of construction activity. Cement consumption has remained at approximately 17 million tons for the last two years, well above the state’s total production capacity of 12 million tons. In the California region, reductions in cement demand continue to be offset by declining imports. Cement price increases have been announced in both markets and aggregate product pricing trends continue to be positive.

Net sales for the quarter increased 6% over those of a year ago. Shipments of cement, aggregates and ready-mix concrete improved by 2%, 11% and 16%, respectively. In last year’s quarter, extremely wet winter weather hindered shipments in Texas. Average realized prices for aggregates and ready-mix concrete increased by 3% and 5%. Average realized prices for the combined cement operations declined by 5% due to a shift in the mix of cement products and markets. Average realized cement prices should rise as we begin to benefit from announced price increases and as we begin to sell more cement in California.

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A teleconference will be held today, March 27, 2008 at 1:00 PM Central Daylight Time to further discuss Third Quarter results. A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended		Nine months ended
	February 29,	February 28,	February 29,	February 28,
In thousands except per share	2008	2007	2008	2007

NET SALES	$230,535	$216,771	$762,462	$734,255

Cost of products sold	190,980	169,702	616,688	569,097
GROSS PROFIT	39,555	47,069	145,774	165,158

Selling, general and administrative	20,717	27,476	63,964	78,681
Interest	--	3,289	--	13,474
Other income	(2,086)	(3,247)	(7,781)	(31,598)
	18,631	27,518	56,183	60,557
INCOME BEFORE INCOME TAXES	20,924	19,551	89,591	104,601

Income taxes	6,300	6,838	27,738	33,805
NET INCOME	$14,624	$12,713	$61,853	$70,796

Net income per share
Basic	$.53	$.52	$2.26	$2.93
Diluted	$.53	$.50	$2.22	$2.71

Average shares outstanding
Basic	27,398	24,438	27,359	24,133
Diluted	27,810	27,771	27,852	27,629

Cash dividends per share	$.075	$.075	$.225	$.225

Major product shipments
Cement (tons)	1,142	1,122	3,751	3,749
Stone, sand and gravel (tons)	5,010	4,527	16,424	16,561
Ready-mix concrete (cubic yards)	857	736	2,905	2,695

Major product prices
Cement ($/ton)	$91.01	$95.50	$93.28	$94.91
Stone, sand and gravel ($/ton)	7.52	7.30	7.36	6.87
Ready-mix concrete ($/cubic yard)	81.26	77.49	80.50	75.19

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Unaudited February 29,	May 31,
In thousands	2008	2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,632	$15,138
Receivables - net	151,708	142,610
Inventories	123,735	121,467
Deferred income taxes and prepaid expenses	22,482	17,621
TOTAL CURRENT ASSETS	307,557	296,836

OTHER ASSETS
Goodwill	60,110	58,395
Real estate and investments	23,834	111,414
Deferred charges and intangibles	11,376	11,369
	95,320	181,178
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	133,033	132,992
Buildings	40,917	41,485
Machinery and equipment	776,524	752,531
Construction in progress	533,943	362,646
	1,484,417	1,289,654
Less depreciation and depletion	525,274	505,432
	959,143	784,222
	$1,362,020	$1,262,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$89,895	$109,749
Accrued interest, wages and other items	42,754	57,891
Current portion of long-term debt	221	1,340
TOTAL CURRENT LIABILITIES	132,870	168,980

LONG-TERM DEBT	344,438	274,416

DEFERRED INCOME TAXES AND OTHER CREDITS	90,274	90,358

SHAREHOLDERS’ EQUITY
Common stock, $1 par value	27,452	27,323
Additional paid-in capital	458,408	448,289
Retained earnings	312,779	257,087
Accumulated other comprehensive loss	(4,201)	(4,217)
	794,438	728,482
	$1,362,020	$1,262,236

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Nine months ended
	February 29,	February 28,
In thousands	2008	2007

OPERATING ACTIVITIES
Net income	$61,853	$70,796
Adjustments to reconcile net income to cash provided by operating activities
Gain on asset disposals	(1,196)	(570)
Depreciation, depletion and amortization	40,980	33,856
Deferred income taxes	4,654	16,830
Stock-based compensation expense (credit)	(2,688)	10,268
Excess tax benefits from stock-based compensation	(3,519)	(1,647)
Other - net	1,307	1,559
Changes in operating assets and liabilities
Receivables - net	(9,045)	4,540
Inventories	(2,268)	(12,259)
Prepaid expenses	2,206	3,910
Accounts payable and accrued liabilities	(15,967)	(1,532)
Net cash provided by operating activities	76,317	125,751

INVESTING ACTIVITIES
Capital expenditures - expansions	(193,160)	(175,000)
Capital expenditures - other	(48,520)	(61,439)
Proceeds from asset disposals	3,928	961
Purchases of short-term investments	--	(8,500)
Sales of short-term investments	--	59,000
Investments in life insurance contracts	88,140	(5,288)
Other - net	218	(125)
Net cash used by investing activities	(149,394)	(190,391)

FINANCING ACTIVITIES
Long-term borrowings	213,000	--
Debt retirements	(144,313)	(1,285)
Debt issuance and retirement costs	(1,152)	(4)
Stock option exercises	2,678	5,976
Excess tax benefits from stock-based compensation	3,519	1,647
Common dividends paid	(6,161)	(5,468)
Net cash provided by financing activities	67,571	866
Decrease in cash and cash equivalents	(5,506)	(63,774)

Cash and cash equivalents at beginning of period	15,138	84,139
Cash and cash equivalents at end of period	$9,632	$20,365

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

	FY2003	FY2004	FY2005	FY2009	FY2007					FY2008
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	5,136	1,388	1,239	1,122	1,325	5,074	1,290	1,319	1,142		3,751
Aggregates (Thousands of Tons)	19,003	22,282	23,616	25,246	6,461	5,573	4,527	5,553	22,114	5,551	5,863	5,010		16,424
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	3,830	980	979	736	970	3,665	998	1,050	857		2,905

Price
Cement ($ per Ton)	68.90	68.48	75.05	87.14	94.48	94.85	95.50	95.51	95.06	95.69	92.88	91.01		93.27
Aggregates ($ per Ton)	5.55	5.43	5.68	6.08	6.61	6.83	7.30	7.51	7.03	7.17	7.39	7.52		7.36
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	69.25	73.90	74.76	77.49	77.81	75.87	80.17	80.19	81.26		80.52

Net Sales	-
Cement	337,624	362,824	404,823	447,594	131,157	117,528	107,143	126,551	482,379	123,423	122,586	103,891		349,900
Aggregates	105,521	120,997	134,220	153,480	42,723	38,066	33,043	41,730	155,562	39,804	43,324	37,699		120,827
Ready-mix	203,349	206,394	222,680	265,254	72,442	73,142	57,007	75,476	278,067	79,990	84,233	69,699		233,922
Other	117,810	116,108	104,847	118,555	34,473	28,196	26,048	31,081	119,798	32,175	31,375	30,155		93,705
Interplant	(100,478)	(98,353)	(105,576)	(121,127)	(31,478)	(30,046)	(23,890)	(32,992)	(118,406)	(32,432)	(34,750)	(30,488)		(97,670)
Delivery Fees	54,292	59,209	73,809	80,166	22,335	18,946	17,420	20,149	78,850	20,494	21,705	19,579		61,778
Net Sales	718,118	767,179	834,803	943,922	271,652	245,832	216,771	261,995	996,250	263,454	268,473	230,535	-	762,462

Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	766,941	205,338	194,057	169,702	191,063	760,160	217,437	208,271	190,980		616,688
Selling, General and Administrative	70,666	74,814	78,434	88,663	21,058	30,147	27,476	29,425	108,106	22,183	21,064	20,717		63,964
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-	-	-		-
Loss on Debt Retirements and Spin-off Charges		12,302	894	113,247	-	-	26	22	48	-	-	-		-
Other Income	(4,762)	(40,482)	(22,727)	(47,270)	(3,551)	(24,800)	(3,273)	(5,005)	(36,629)	(2,253)	(3,442)	(2,086)		(7,781)
	677,468	708,083	772,548	952,736	228,387	204,047	197,220	216,105	845,759	237,367	225,893	209,611	-	672,871
Income from Continuing Operations
Before Income Taxes	40,650	59,096	62,255	(8,814)	43,265	41,785	19,551	45,890	150,491	26,087	42,580	20,924	-	89,591

Income Taxes	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173	13,265	6,300		27,738
Income from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	29,315	14,624	-	61,853

Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691					-					-
Income (Loss) before Accounting Change	(24,197)	37,899	124,523	8,102	29,431	28,652	12,713	30,111	100,907	17,914	29,315	14,624	-	61,853

Cumulative Effect of Accounting Change - net of
Income Taxes	-	(1,551)	-	-	-	-	-	-	-	-	-	-	-	-
Net Income	(24,197)	36,348	124,523	8,102	29,431	28,652	12,713	30,111	100,907	17,914	29,315	14,624	-	61,853

Texas Industries, Inc.
Consolidated Balance Sheets
In $ Thousands

	5/31/2004	5/31/2005	5/31/2006	8/31/2006	11/30/2006	2/28/2007	5/31/2007	8/31/2007	11/30/2007	2/29/2008

Cash	133,053	251,600	84,139	66,300	83,648	20,365	15,138	5,165	26,216	9,632
Short-term Investments	-	-	50,606	39,122	10,012	-	-	-	-
Accounts Receivable	108,364	117,363	132,849	160,569	129,517	126,527	142,610	160,079	163,990	151,708
Inventories	89,373	83,291	102,052	101,330	100,929	114,751	121,467	112,517	112,824	123,735
Deferred Income Taxes and Prepaid Expenses	31,553	28,754	33,599	26,820	15,475	18,779	17,621	13,047	19,785	22,482
Total Current Assets	362,343	481,008	403,245	394,141	339,581	280,422	296,836	290,808	322,815	307,557

Goodwill	61,307	61,307	58,395	58,395	58,395	58,395	58,395	58,395	60,110	60,110
Real Estate and Investments	42,430	100,200	125,913	107,604	131,513	132,884	111,414	112,217	48,037	23,834
Deferred Income Taxes, Intangibles and Other Charges	39,259	27,571	22,706	22,493	22,271	16,097	11,369	12,031	12,097	11,376
Net Assets of Discontinued Operations	798,353	836,100	-	-	-	-	-	-	-	-
	941,349	1,025,178	207,014	188,492	212,179	207,376	181,178	182,643	120,244	95,320

Property, Plant and Equipment	865,133	882,816	953,474	1,015,880	1,098,134	1,184,578	1,289,654	1,366,431	1,442,445	1,484,417
Accumulated Depreciation	452,324	470,163	483,163	492,569	503,070	511,406	505,432	510,881	517,557	525,274
Net Property, Plant and Equipment	412,809	412,653	470,311	523,311	595,064	673,172	784,222	855,550	924,888	959,143
Total Assets	1,716,501	1,918,839	1,080,570	1,105,944	1,146,824	1,160,970	1,262,236	1,329,001	1,367,947	1,362,020

Accounts Payable	53,497	58,022	63,581	69,866	75,557	74,810	109,749	94,516	115,408	89,895
Accrued Interest, Wages and Other Items	38,833	49,449	55,059	44,662	54,371	45,354	57,891	41,710	50,568	42,754
Current Portion of Long Term Debt	699	688	681	680	1,475	1,475	1,340	213	217	221
Total Current Liabilities	93,029	108,159	119,321	115,208	131,403	121,639	168,980	136,439	166,193	132,870

Long Term Debt	598,412	603,126	251,505	251,507	250,358	250,358	274,416	353,585	334,517	344,438

Convertible Subordinated Debentures	199,937	199,937	159,725	159,655	159,655	92,370	-	-	-	-

Deferred Income Taxes and Other Credits	63,139	80,050	76,955	81,204	78,186	87,987	90,358	89,400	89,014	90,274

Shareholders Equity	761,984	927,567	473,064	498,370	527,222	608,616	728,482	749,577	778,223	794,438
Total Liabilities and Shareholders Equity	1,716,501	1,918,839	1,080,570	1,105,944	1,146,824	1,160,970	1,262,236	1,329,001	1,367,947	1,362,020

Texas Industries, Inc.
Consolidated Statements of Cash Flows
In $ Thousands

	FY2003	FY2004	FY2005	FY2006	FY2007					FY2008
				Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	29,315	14,624	-	61,853
Adjustments to Reconcile Income from Continuing
Operations to Cash Provided (Used) by
Continuing Operating Activities

Loss on Debt Retirements	-	12,302	-	107,006	-	-	26	22	48	-				-
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(34,768)	(490)	(49)	(31)	(2,347)	(2,917)	(455)	(462)	(279)		(1,196)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	44,955	11,172	11,112	11,572	12,500	46,356	13,318	13,846	13,816		40,980
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	6,581	3,777	4,734	8,319	(5,476)	11,354	513	614	3,527		4,654
Other - Net	6,000	5,391	8,889	7,570	(502)	2,482	8,174	5,252	15,406	(5,146)	(507)	753		(4,900)
Changes in Operating Assets and Liabilities				-					-					-
Receivables Sold	(7,321)	(72,032)	-	-	-				-	-				-
Accounts Receivable - Net	(1,258)	1,052	(8,873)	(5,060)	(6,218)	9,034	1,724	(3,694)	846	(17,458)	(3,899)	12,312		(9,045)
Inventories	(1,635)	1,664	6,082	(18,761)	722	840	(13,821)	(6,716)	(18,975)	8,950	(307)	(10,911)		(2,268)
Prepaid Expenses	2,099	(5,744)	(1,680)	63	953	1,412	1,545	(2,518)	1,392	1,735	185	286		2,206
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(12,155)	(2,782)	16,338	(15,088)	33,073	31,541	(5,319)	7,639	(18,287)		(15,967)
Other Credits	2,819	7,375	3,838	2,527	-	-	-	-	-	-				-
Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	97,369	36,063	74,555	15,133	60,207	185,958	14,052	46,424	15,841	-	76,317

Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(110,245)	(64,118)	(83,338)	(88,983)	(81,219)	(317,658)	(103,592)	(71,496)	(66,592)		(241,680)
Proceeds from Asset Disposals	11,258	47,243	7,136	23,107	987	(212)	186	4,591	5,552	1,288	1,078	1,562		3,928
Purchases of Short-term Investments - net				(50,500)	11,500	29,000	10,000	-	50,500	-		-		-
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(4,366)	(2,402)	(1,872)	(1,014)	(773)	(6,061)	(415)	65,944	22,611		88,140
Other - Net	2,961	(2,875)	(677)	612	297	(402)	(20)	(211)	(336)	(24)	79	163		218
Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(141,392)	(53,736)	(56,824)	(79,831)	(77,612)	(268,003)	(102,743)	(4,395)	(42,256)	-	(149,394)

Financing Activities
Long Term Borrowings	366,640	718,097	-	250,000	-	-	-	38,000	38,000	124,000	65,000	24,000		213,000
Debt Retirements	(371,344)	(592,398)	(699)	(600,700)	(1)	(354)	(930)	(24,236)	(25,521)	(46,173)	(84,064)	(14,076)		(144,313)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,363)	-	-	-	-	-	(944)	(89)	(119)		(1,152)
Debt Retirement Costs		(8,605)	-	(96,029)	-	-	(4)	(2)	(6)	-				-
Interest Rate Swap Terminations		8,358	(6,315)	-	-	-	-	-	-	-				-
Stock Option Exercises	512	2,541	41,399	7,510	752	1,091	4,133	418	6,394	599	131	1,948		2,678
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(6,908)	(1,798)	(1,802)	(1,868)	(2,049)	(7,517)	(2,051)	(2,052)	(2,058)		(6,161)
Other - Net	(1,961)	(26)	-	-	881	682	84	47	1,694	3,287	96	136		3,519
Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(453,490)	(166)	(383)	1,415	12,178	13,044	78,718	(20,978)	9,831	-	67,571
Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(497,513)	(17,839)	17,348	(63,283)	(5,227)	(69,001)	(9,973)	21,051	(16,584)	-	(5,506)

DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(7,778)					-					-
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,757)					-					-
Cash Used by Discontinued Financing Activities	(2,117)	-	-	340,587					-					-
Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	330,052	-	-	-	-	-	-	-	-	-	-
Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(167,461)	(17,839)	17,348	(63,283)	(5,227)	(69,001)	(9,973)	21,051	(16,584)	-	(5,506)

Beginning Cash and Cash Equivalents	12,887	2,876	133,053	251,600	84,139	66,300	83,648	20,365	84,139	15,138	5,165	26,216	9,632	15,138
Ending Cash and Cash Equivalents	2,876	133,053	251,600	84,139	66,300	83,648	20,365	15,138	15,138	5,165	26,216	9,632	9,632	9,632

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
In $ Thousands

	FY2003	FY2004	FY2005	FY2006	FY2007					FY2008
				Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	29,315	14,624	-	61,853
Plus (minus):
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-	-	-	-	-
Income Taxes (Benefit)	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173	13,265	6,300	-	27,738
Depreciation, Depletion & Amortization	49,196	47,409	46,474	44,955	11,172	11,112	11,572	12,500	46,356	13,318	13,846	13,816	-	40,980
Loss on Early Retirement of Debt and Spin-off Charges	-	12,302	894	113,247	-	-	26	22	48	-	-	-	-	-
EBITDA	104,673	142,909	133,156	180,543	59,979	57,540	34,438	59,012	210,969	39,405	56,426	34,740	-	130,571

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt.
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	97,369	36,063	74,555	15,133	60,207	185,958	14,052	46,424	15,841	-	76,317
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	33,386	7,325	(27,624)	25,640	(20,145)	(14,804)	12,092	(3,618)	16,600	-	25,074
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	(6,581)	(3,777)	(4,734)	(8,319)	5,476	(11,354)	(513)	(614)	(3,527)	-	(4,654)
Income Taxes (Benefit)	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173	13,265	6,300	-	27,738
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	34,768	490	49	31	2,347	2,917	455	462	279	-	1,196
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-	-	-	-	-
Spin-off Charges	-	-	894	6,241	-	-	-	-	-	-	-	-	-	-
Other - net	(6,000)	(5,391)	(8,889)	(7,570)	502	(2,482)	(8,174)	(5,252)	(15,406)	5,146	507	(753)	-	4,900
EBITDA	104,673	142,909	133,156	180,543	59,979	57,540	34,438	59,012	210,969	39,405	56,426	34,740	-	130,571

Texas Industries, Inc.
Business Segment Summary
$ Thousands

	FY2004	FY2005	FY2006	FY2007					FY2008
		Total	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	431,895	471,482	137,690	122,770	111,885	132,578	504,923	129,497	129,234	110,797		369,528
Aggregates	206,970	225,972	256,109	75,895	65,879	60,573	71,611	273,958	71,863	75,958	68,166		215,987
Consumer Products	274,939	282,512	337,458	89,545	87,229	68,203	90,798	335,775	94,526	98,031	82,060		274,617
Eliminations	(98,353)	(105,576)	(121,127)	(31,478)	(30,046)	(23,890)	(32,992)	(118,406)	(32,432)	(34,750)	(30,488)		(97,670)
Total Net Sales	767,179	834,803	943,922	271,652	245,832	216,771	261,995	996,250	263,454	268,473	230,535	-	762,462

Operating Profit
Cement	66,069	82,719	110,953	40,134	50,346	36,470	45,381	172,331	17,218	33,950	24,299		75,467
Aggregtates	19,047	29,902	48,339	12,582	6,832	1,320	10,517	31,251	11,660	11,085	5,304		28,049
Consumer Products	11,013	5,259	10,349	3,641	2,623	(1,742)	5,324	9,846	4,077	4,607	(481)		8,203
Unallocated Overhead and Other Income	26,680	(4,307)	(10,181)	(1,911)	(2,877)	(3,257)	(3,683)	(11,728)	(1,734)	(1,746)	(2,624)		(6,104)
Total Operating Profit	122,809	113,573	159,460	54,446	56,924	32,791	57,539	201,700	31,221	47,896	26,498	-	105,615

Corporate
Selling, General and Administrative	(28,658)	(33,272)	(39,110)	(7,747)	(14,522)	(11,359)	(11,566)	(45,194)	(5,809)	(7,379)	(6,119)		(19,307)
Interest	(24,102)	(23,533)	(31,155)	(5,542)	(4,643)	(3,289)	(600)	(14,074)	-				-
Loss on Debt Retirements and Spin-off Charges	(12,302)	(894)	(113,247)	-	-	(26)	(22)	(48)	-				-
Other Income	1,349	6,381	15,238	2,108	4,026	1,434	539	8,107	675	2,063	545		3,283
Income (loss) from Continuing Operations before Income Taxes	59,096	62,255	(8,814)	43,265	41,785	19,551	45,890	150,491	26,087	42,580	20,924	-	89,591

Major Gains (Losses) in Other Income
Unallocated Overhead - Sale of Brick Assets	34,710	-	-	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Emissions Credits	-	6,225	-	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Real Estate	-	-	23,987	-	-	-	-	-	-	-	-	-	-
Cement - Cement Antidumping Settlement	-	-	-	-	19,803	-	-	19,803	-	-	-	-	-

The following lines are not included in the materials we provide to investors:

Adjusted EBIT Margins
Cement	17.2%	19.2%	23.5%	29.1%	24.9%	32.6%	34.2%	30.2%	13.3%	26.3%	21.9%	20.4%
Aggregates	9.2%	10.5%	9.5%	16.6%	10.4%	2.2%	14.7%	11.4%	16.2%	14.6%	7.8%	13.0%
Consumer Products	4.0%	1.9%	3.1%	4.1%	3.0%	-2.6%	5.9%	2.9%	4.3%	4.7%	-0.6%	3.0%

Total TXI	7.9%	9.6%	11.8%	18.0%	10.8%	10.5%	17.8%	14.5%	9.9%	15.9%	9.1%	11.8%